UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2005

HEALTH PARTNERSHIP INC.
(Exact name of registrant as specified in its charter)

COLORADO	000-28711	84-1361341
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

3111 N. Seminary, Suite 1N, Chicago, Illinois        60657
       (Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code:  (312) 952-7100

N/A
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

        On December 22, 2005, Health Partnership Inc., a Colorado corporation (the "Company") issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press release dated December 22, 2005 - “Health Partnership Inc. signs Letter of Intent to Acquire Capital Partners for Health & Fitness, Entering the Burgeoning Fitness Industry.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005

HEALTH PARTNERSHIP INC. By: /s/ Douglas Stukel —————————————— Douglas Stukel, President